EXHIBIT 10.1

AMENDMENT NO. 8

TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 8, dated as of March 8, 2007 (this “Amendment”), to that certain Master Repurchase Agreement, dated as of December 12, 2005 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Repurchase Agreement”; as amended hereby and as further amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”), by and among NC CAPITAL CORPORATION, NEW CENTURY MORTGAGE CORPORATION, NC ASSET HOLDING, L.P. (successor by conversion to NC Residual II Corporation), HOME123 CORPORATION, and NEW CENTURY CREDIT CORPORATION (collectively, the “Existing Sellers”), NC RESIDUAL III CORPORATION, NC RESIDUAL IV CORPORATION (each, a “New Seller”, and together with the Existing Sellers, collectively, the “Sellers” and each, a “Seller”) and MORGAN STANLEY MORTGAGE CAPITAL INC., as Buyer (in such capacity, the “Buyer”) and as Agent (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement. Unless otherwise stated, all article and section references used herein refer to the corresponding parts of the Existing Repurchase Agreement.

RECITALS

WHEREAS, the Existing Sellers and the Buyer are parties to the Existing Repurchase Agreement;

WHEREAS, the Sellers and the Buyer have agreed, subject to the terms and conditions hereof, that the Existing Repurchase Agreement shall be modified as set forth in this Amendment.

NOW THEREFORE, the Sellers and the Buyer hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, that the Existing Repurchase Agreement is hereby amended as follows:

Section 1. Amendments.

(a) The first paragraph of the Recitals to the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and substituting the following new paragraph in lieu thereof:

“The Sellers have each requested that the Buyers from time to time enter into transactions (each, a “Transaction”), pursuant to which a Seller agrees to sell to the Buyer, and the Buyer agrees to purchase from such Seller, on the Purchase Date (defined below) for such Transaction, certain (i) Eligible Mortgage Loans (defined below) and (ii) Eligible Securities (defined below), the Buyer purchasing undivided ownership interests in such Eligible Mortgage Loans or Eligible Securities pursuant to such Transactions, against payment by the Buyer of an amount equal to the Purchase Price (defined below) for such undivided ownership interests in such Eligible Mortgage Loans or Eligible Securities, with a simultaneous agreement by the Buyer to sell to such Seller, and such Seller to repurchase from the Buyer, Purchased Loans or Purchased Securities (defined below) on the related Repurchase Date (defined below) against payment by such Seller of an amount equal to the related Repurchase Price (defined below).”

(b) Section 1.01 of the Existing Repurchase Agreement is hereby further amended adding the following new definitions in the appropriate alphabetical order:

“8th Amendment Effective Date” shall have the meaning specified in Section 2 of Amendment No. 8, dated as of March 8, 2007, to the Existing Agreement.

“Eligible Securities” shall mean those securities and other financial assets set forth on Schedule 6 hereto.

“Eligible Securities Pricing Spread” shall mean the sum of the Eurodollar Base Rate plus 1.50%.

“Eligible Securities Purchase Rate” shall mean 75%.

“Eligible Securities Recognized Value” shall mean, with respect to each Eligible Security, the product of (i) the ERRS Market Value of such Eligible Security, and (ii) the Eligible Securities Purchase Rate for such Eligible Security; provided, that the aggregate Eligible Securities Recognized Value shall not in the aggregate exceed $265,000,000.

“ERRS Market Value” shall mean, as of any date as to with respect to any Purchased Security, the value determined by the Agent in good faith in its sole discretion.

“ERRS Transaction” shall have the meaning specified in Section 2.01A.

“ERRST Transaction Request” shall mean a request for the ERRS Transaction in the form of Exhibit M attached hereto.

“Purchased Securities” shall mean the Eligible Securities sold by the Sellers to the Buyer in the ERRS Transactions hereunder.

(c) The Existing Repurchase Agreement is hereby amended by adding the following new Article II.A immediately following the existing Article II:

“ARTICLE II.A. TRANSACTIONS, REPURCHASE AND MARGIN MAINTENANCE WITH RESPECT TO ELIGIBLE SECURITIES

Section 2.01A Transactions. (a) Subject to the fulfillment of the conditions precedent set forth in Sections 2.06A, 5.01, 5.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, the Buyer shall, on the 8th Amendment Effective Date, on the terms and subject to the conditions of this Repurchase Agreement, enter a Transaction with each applicable Seller to purchase the Eligible Securities from such applicable Seller in an aggregate Purchase Price, for the Buyer in such Transaction (which Purchase Price shall be payable in Dollars) at any one time outstanding up to but not exceeding the lesser of (i) the Buyer’s unused Commitment and (ii) the Eligible Securities Recognized Value (as to each Seller, an “ERRS Transaction”).

(b) Notwithstanding anything to the contrary contained herein, for non-tax purposes, the Buyer shall be deemed to have purchased an undivided interest in all Purchased Securities from time to time subject to Transactions hereunder.

(c) Notwithstanding anything to the contrary provided herein or in any related Repurchase Document, absent a default by the Sellers, the Buyer may not cause the Purchased Securities to be sold or otherwise divest the Sellers of ownership of the Purchased Securities for U.S. federal income tax purposes, it being understood that a pledge of the Purchased Securities by the Buyer that does not permit the transferee to transfer the Purchased Securities, or a repurchase agreement with respect to the Purchased Securities that is treated as a financing for U.S. federal income tax purposes, shall not cause the Purchased Securities to be sold or otherwise divest the Seller of ownership of the Purchased Securities for U.S. federal income tax purposes.

(d) Notwithstanding anything to the contrary provided herein or in any related Repurchase Document, the Buyer and the Sellers agree to treat each ERRS Transaction as a loan by the Buyer to the Sellers that is secured by the Purchased Securities for U.S. federal income tax purposes unless otherwise required by law.

2.02A ERRST Transaction Request Procedure. (a) Each Seller holding Eligible REIT Residual Securities shall request an ERRS Transaction hereunder relating to such Eligible Securities on the 8th Amendment Effective Date, by delivering to the Buyer an ERRST Transaction Request, which ERRST Transaction Request must be received by the Buyer prior to 3:00 p.m., New York City time, on the 8th Amendment Effective Date. Such ERRST Transaction Request shall (i) attach a schedule identifying the Eligible Security that the applicable Seller proposes to sell to the Buyer hereunder in connection with such Transaction, (ii) specify the requested Purchase Price and Purchase Date and (iii) attach an officer’s certificate signed by a Responsible Officer of each applicable Seller stating that, except as set forth in such certificate and accepted by the Agent in its sole discretion, (A) no Default or Event of Default exists and (B) all representations and warranties made by such Seller hereunder or in any other Repurchase Document are true, complete and correct in all material respects on and as of the 8th Amendment Effective Date (or, if any such representation of warranty is expressly stated to have been made as of a specific date, as of such specific date).

(b) Upon receipt from the applicable Seller of an ERRST Transaction Request pursuant to Section 2.02A(a), the Buyer shall, subject to the limitations set forth in Section 2.01A(a) hereof and upon satisfaction of (i) all conditions precedent set forth in Sections 2.06(A) and (ii) all applicable conditions in Sections 5.01, 5.02 and 5.04 hereof, and provided that no Default or Event of Default shall have occurred and be continuing, countersign such ERRST Transaction Request and enter into such ERRS Transaction with such Seller.

(c) Upon satisfaction of the applicable conditions precedent, the Buyer will remit to the applicable Seller or designee of such Seller via wire transfer to the account specified by such Seller in the related Transaction Request, the aggregate amount of such Purchase Price in funds immediately available to such Seller or designee, net of any amounts then payable by the Sellers to the Buyer.

2.03A Payment of Repurchase Price, Price Differential. (a) With respect to each ERRS Transaction entered into hereunder, the applicable Seller hereby promises to pay in full on the related Repurchase Date the Repurchase Price outstanding in respect of such ERRS Transaction and, without limiting Section 11.18 hereof, the Sellers hereby promise, jointly and severally, to pay in full on the Termination Date the aggregate Repurchase Price of all ERRS Transactions then outstanding.

(b) Each Seller hereby promises to pay to the Buyer Price Differential on all ERRS Transactions entered into hereunder. Notwithstanding the foregoing, each Seller hereby promises to pay to the Buyer interest at the applicable Post Default Rate on any Repurchase Price and on any other amount payable by the Seller hereunder that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued Price Differential for each ERRS Transaction shall be payable monthly on the first (1st) Business Day of each month and for the last month of the Repurchase Agreement on the first (1st) Business Day of such last month and on the Termination Date; Interest payable at the Post Default Rate shall accrue daily and shall be payable upon such accrual.

(c) So long as no Default or Event of Default has occurred and is continuing, a Seller may repurchase one or more Purchased Securities that are subject to any ERRS Transaction outstanding hereunder on any Business Day provided that notice of repurchase is given to the Agent no later than 11:00 a.m., New York City time, on such Business Day.

(d) Each applicable Seller shall direct the trustee, paying agent or like Person responsible for making payments on or in respect of any Purchased Security to make all such payment directly to an account specified by the Buyer to such Seller, and all amounts received by the Buyer as payments on or in respect of such Purchased Security shall be applied as a prepayment of the Repurchase Price for such Purchased Security.

(e) It is understood and agreed that, unless an Event of Default shall have occurred and be continuing, all right, title and interest in a Purchased Security shall automatically pass to the applicable Seller upon payment in full of the Repurchase Price for such Purchased Security.

2.04A Margin Maintenance; Buyer Downgrade. (a) If at any time the aggregate Repurchase Price of all ERRS Transactions then outstanding hereunder exceeds the aggregate Eligible Securities Recognized Value of all Purchased Securities subject to such ERRS Transactions (an “ERSS Margin Deficiency”), as determined by the Buyer and notified to the Sellers on any Business Day, the Sellers shall no later than one (1) Business Day after receipt of such notice, either make a payment to the Buyer in respect of such aggregate Repurchase Price or transfer to the Buyer additional securities or other financial assets in all respects acceptable to the Buyer in its sole discretion (which additional securities or other financial assets shall be deemed to be Purchased Securities under the Repurchase Documents) such that after giving effect to such payment or transfer, no ERSS Margin Deficiency shall then exist.

2.05A Representations and Warranties. Each applicable Seller hereby makes the representations and warranties with respect to the Purchased Securities sold by it hereunder set forth on Schedule 7.

2.06A Covenant of NC Residual IV Corporation and NC Capital Corporation. Each of NC Residual IV Corporation (“NCR IV”) and NC Capital Corporation (“NCCC”) agree that, without the prior written consent of the Agent, the intercompany credit agreement and note and the pledge agreement, each dated as of the 8th Amendment Effective Date, made by NCCC to NCR IV (the intercompany credit agreement and note and the pledge agreement, collectively, the “I-C Documents”) shall not be amended, waived or otherwise modified.

2.07A Conditions Precedent to ERRS Transactions. The funding of the ERRS Transactions on the 8th Amendment Effective Date is subject to the following further conditions precedent:

(i) the Agent shall have received physical possession of original certificates for all of the Purchased Securities, together with such bond powers, direction letters and other instruments or documents, each undated and executed in blank by the applicable Seller, necessary or advisable, in the sole discretion of the Agent, to effect a transfer of the Purchased Securities to a third party without any further action on the part of the applicable Seller;

(ii) without limiting the provisions contained in Articles V, VI or VII, each Seller of a Purchased Security shall have taken such actions as are necessary or advisable, in the sole discretion of the Agent, to cause the trustee, paying agent or like Person responsible for making payments on or in respect of such Purchased Security under the related agreement with respect to such Purchased Security to make payments to the Buyer at the account number designated in the Control Agreement or such other account as may be designated by the Buyer from time to time;

(iii) the Agent shall have received a payoff letter from Citigroup Global Markets Realty Corp. (“Citigroup”), in form and substance satisfactory to the Agent, releasing any interest that Citigroup may have in the Purchased Securities; and

(iv) the representations and warranties made by the Sellers in Schedule 7 with respect to the Purchased Securities shall be true and correct in all material respects.

(d) Section 4.01(c) of Existing Repurchase Agreement is hereby amended by inserting the following phrase at the end of subclause (i): “and all Purchased Securities;”. Without in any way limiting or affecting the grant of security interests made prior to the 8th Amendment Effective Date under Section 4.01 of the Existing Repurchase Agreement, upon the effectiveness of this Amendment, each Seller hereby grants a security interest in the Collateral to secure the Repurchase Obligations and any MS Obligations.

(e) The Existing Repurchase Agreement is hereby amended by inserting a reference to “Purchased Securities” after each applicable reference to “Purchased Loans”, mutatis mutandis.

(f) The Existing Repurchase Agreement is hereby amended adding the Schedule attached hereto as Schedule 6 in the appropriate numerical order.

(g) The Existing Repurchase Agreement is hereby amended by adding the Schedule attached hereto as Schedule 7 in proper numerical order.

(h) The Existing Repurchase Agreement is hereby amended by adding the Exhibit attached hereto as Exhibit M in proper alphabetical order.

Section 2. Conditions Precedent. This Amendment shall become effective on the date on which (the “8th Amendment Effective Date”) the Buyer shall have received:

(a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and the Sellers;

(b) a Reaffirmation of Guarantee, executed and delivered by a duly authorized officer of the Guarantor;

(c) a certificate of a Responsible Officer of the Sellers, dated as of the date hereof, and:

(1) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Seller in the jurisdiction of its respective organization;

(2) attaching a copy of the resolutions, in form and substance satisfactory to the Buyer, of the Board of Directors of the Sellers authorizing (A) the execution, delivery and performance of this Amendment and (B) the Transactions contemplated under the Repurchase Agreement;

(3) attaching certified copies of the organizational documents of each Seller; and

(4) certifying as to the incumbency and specimen signature of each officer executing this Amendment;

(d) legal opinions of internal and outside counsel to the Sellers, in form and substance satisfactory to the Buyer in its sole discretion;

(e) the Joinder Agreements, dated as of the date hereof, by and among the Sellers, the New Sellers and the Guarantor;

(f) a flow of funds memorandum in form and substance satisfactory to the Agent in its sole discretion relating to the Transactions to be effected on the 8th Amendment Effective Date;

(g) payment of an amendment fee in the amount of $2,000,000, such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the account of the Agent set forth in Section 3.01(a) of the Repurchase Agreement;

(h) a copy of the I-C Documents, as defined in Section 2.06A of the Repurchase Agreement, and related pledge documentation, in form and substance satisfactory to the Buyer;

(i) payment of legal fees of counsel to the Buyer incurred in connection with this Amendment and related matters, to be paid directly to such counsel; and

(j) such other documents as the Buyer or counsel to the Buyer may reasonably request.

Section 3. Limited Effect; Reservation of Rights. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that from and after the 8th Amendment Effective Date, all references to the Agreement therein or in any related document shall be deemed to be a reference to the Existing Repurchase Agreement as amended hereby. The execution of this Amendment by the Buyer and the performance by the parties hereto of the transactions contemplated hereby shall not operate as a waiver of any of its rights, powers or privileges under the Existing Repurchase Agreement or any related document, except as expressly set forth herein. The Buyer expressly reserves its rights (i) fully to invoke any and all such rights, remedies, powers and privileges under the Repurchase Documents, applicable law and equity at any time the Buyer deems appropriate in respect of any current or future Default or Event of Default or any current or future Material Adverse Effect and (ii) in its sole and absolute discretion at any time to no longer enter into any Transactions under the Repurchase Agreement. Any prior or current discussions or course of conduct between the Buyer, on the one hand, and the Sellers and/or any of its respective Affiliates, on the other hand, shall not (and has not been intended to) constitute a waiver of any rights or remedies of the Buyer under the Repurchase Documents or an amendment or other modification of the Repurchase Documents.

Section 4. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS

NC CAPITAL CORPORATION

By: /s/ Warren Licata

Name: Warren Licata

Title: SVP

NEW CENTURY MORTGAGE CORPORATION

By: /s/ Warren Licata

Name: Warren Licata

Title: SVP

NC ASSET HOLDING, L.P.

By: NC DELTEX, LLC, its general partner

By: NC Capital Corporation, its sole member

By: /s/ Warren Licata

Name: Warren Licata

Title: SVP

HOME123 CORPORATION

By: /s/ Warren Licata

Name: Warren Licata

Title: SVP

NEW CENTURY CREDIT CORPORATION

By: /s/ Warren Licata

Name: Warren Licata

Title: SVP

NC RESIDUAL IV CORPORATION

By: /s/ Warren Licata

Name: Warren Licata

Title: SVP

NC RESIDUAL III CORPORATION

By: /s/ Kevin Cloyd

Name: Kevin Cloyd

Title: President

BUYER and AGENT

MORGAN STANLEY MORTGAGE CAPITAL INC.

By: /s/ Deborah Goodman

Name: Deborah Goodman

Title: Vice President